Related Party Transactions - Schedule of related party balances (Detail) ¥ in Thousands, $ in Thousands	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Amounts due from NetEase Group	¥ 5,728	$ 844	¥ 14,930
Amounts due to NetEase Group	38,116	5,614	48,126
Short-term loans from NetEase Group	878,000	$ 129,315	878,000
NetEase Group [Member]
Amounts due from NetEase Group	5,728		14,930
Amounts due to NetEase Group	38,116		48,126
Short-term loans from NetEase Group	¥ 878,000		¥ 878,000